Duplicate

                         Building Space Lease Agreement
             In Bangkok International Airport and Regional Airports

                                                            Agreement No. 4/2545


         This Agreement is made at the Airports Authority of Thailand on February 12, 2001 between the Airports Authority of Thailand, by Flight Lieutenant Usar Borisuth, Deputy Managing Director, acting for Managing Director of the Airports Authority of Thailand, hereinafter called, the "lessor" on one party and King Power Duty Free Co., Ltd., registered as a juristic person as a limited company under the Civil and Commercial Code, with head office at No. 989, 26th-27th Floors, Siam Tower, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, by Mr. Viratana Suntaranond, authorized to oblige King Power Duty Free Co., Ltd., according to the Certificate of Bangkok Company/Partnership Registration Office, No. 761, dated January 18, 2001, hereinafter called, "lessee" on the other party.

         Whereas the lessor agrees to lease out and the lessee agrees to lease the lessor's property for use as an outlet to sell duty-free merchandise in Bangkok International Airport and regional airports under the lessor's jurisdiction, namely, Chiang Mai Airport, Hat Yai Airport and Phuket Airport.

         Therefore, both parties agree as follows:

         The lessor agrees to lease out and the lessee agrees to lease the property according to the Terms and Conditions of the Lease and the following Appendices, deemed part of this Agreement.

         Appendix A        Details  and  list  of  the  leased  property,  lease
                           period, rents, fees and charges, and a layout of the leased premises

         Appendix B        Documents   showing  the  lessee's   juristic  entity
                           registration and persons empowered to sign for the lessee

         Appendix C        Others (if any)

         This Agreement is made in duplicated copies. Both parties, having read and understood it entire, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.


The Lessor                              The Lessee
----------                              ----------

F. Lt. .... Signed ....                 .... Signed ....
(Usar Borisuth)                         Mr. Viratana Suntaranond)
                                        (Seal of  King Power Duty Free Co.,Ltd.)

Witness                                 Witness
-------                                 -------

..... Signed ....                        .... Signed ....
(Mr. Sukhawat Chayakorn)                (Mr. Sombat Dechapanichkul)

                        Terms and Conditions of the Lease

Chapter 1         General Terms and Conditions

Chapter 2         Special Terms and Conditions

                           --------------------------


Chapter 1         General Terms and Conditions

1.1      Scope of Lease
         The lessee agrees to lease the lessor's property, hereinafter called, the "leased premises" according to the details prescribed in Appendix A.

         The leased premises stated in the first paragraph are where the Airport Duty Free Co., Ltd.; the original lessee made use of them as of July 31, 2001 (not including Area No. 3265/1 of 108.50 square meters and Area No. 3265 F/1 of 165.00 square meters, on the 3rd floor of the Departure Lounge, International Terminal 1, Bangkok International Airport, and the lessee agrees to return the leased premises under those area numbers to the lessor to turn them into department lounge as of the date on which the Agreement goes into effect, according to the lessee's letter No. Khor Phor Dor. 657/2543, dated November 13, 2000.)

         If on the date this Agreement goes into effect, the space becomes larger or smaller than the one the lessee used to occupy, the lessor and lessee shall correct the leased premises accordingly.

1.2      Lease Period
         1.2.1 Under the conditions in Clause 1.2.2, the lessor agrees to allow the lessee to use the leased premises under this Agreement for 3 years, from January 1, 2002 to December 31, 2004.

                  After expiry of the lease in the first paragraph, the lessor shall renew the Agreement for another 2 years from January 1, 2005 to December 31, 2006. Both parties will sign in another agreement as evidence for both parties.

         1.2.2 In case the New Bangkok International Airport (Nong Ngu Hao Airport) is inaugurated before the expiry of the Agreement stated in the first paragraph of Clause 1.2.1, both parties agree that the lease under this Agreement shall be terminated on the date of the inauguration of the New Bangkok International Airport. Either party cannot demand compensation from the other party due to the Agreement termination before the scheduled expiry, stated in the first paragraph of Clause 1.2.1.

                  The inauguration date of the New Bangkok International Airport stated in the first paragraph refers to the date on which the New Bangkok International Airport is officially opened with a Notice to Airmen (NOTAM).

1.3      Remuneration and Method of Payment

         1.3.1 The lessee agrees to pay remuneration to the lessor as follows:

                  (a) Fee for entering into the Agreement of Bt5,000 (five thousand Baht), not including value-added tax

                  (b)      Rents and other charges as prescribed in Appendix A

         1.3.2 Payment of the fee for entering into the Agreement under Clause 1.3.1 (a) shall be made to the lessor on the Agreement signing date.

         1.3.3 Payment of the rents and charges as prescribed in Appendix A shall be made on a monthly basis to the lessor in advance by the 5th date of each month.

         1.3.4 The lessee agrees to be responsible for all expenses such as electricity, telephone, water supply charges and other expenses incurred from the lease under this Agreement, and shall make payment to the lessor within the due date indicated in the invoices.

         1.3.5 The lessee agrees to be responsible for building and land taxes and other taxes incurred from the lease under this
                  Agreement, payable under the existing and future legal provisions, on behalf of the lessor.

                  In addition, for the monthly taxes of building and the land to be paid as specified in Appendix A, the lessor has calculated the average from the rental amount to be paid by the lessee annually. If it is later found that the government has additionally estimated to levy for the taxes of the building and the land of the leased premises from the said amount that the lessor has specified herein, the lessee agrees to pay the taxes of building and the land in the increased amount to the lessor within 30 days from the date of receiving a notice from the lessor.


         1.3.6 Every payment under this Agreement shall be made at the lessor's Finance Division, Finance Department. After the lessee has made payment to the lessor, a receipt shall be issued to the lessee as evidence. The receipt shall feature signatures of the Director of the lessor's Finance Division, Finance Department or a designated person, jointly with the cashier of the Finance Division, Finance Department or a designated person who must b a financial staff of the lessor.

         1.3.7 If the lessee is in default of payment of the rents, duties and other expenses payable to the lessor under this Agreement, the lessee consents to pay penalties to the lessor at the rate of 1.5 percent (one point five) per month on the outstanding amount for the whole period of default. A fraction of a month shall be counted as one month.

                  The lessee agrees that the first paragraph is a separate part and with no effects to the lessor's rights to terminate this Agreement and claim for damages.

1.4      The lessee's duties and responsibilities

         1.4.1 The lessee shall not make use of the leased premises for any business other than prescribed herein, unless a written permission has been first obtained from the lessor.

         1.4.2 The lessee shall not sub-lease the leased premises, either in whole or in part, or transfer the leasehold to a third party, or allow a third party to make use of the leased premises, either in whole or in part, unless a written permission has been first obtained from the lessor.

         1.4.3 The lessee shall not alter, change, or make addition to the leased premises, unless a written permission has been first obtained from the lessor.

                  If any alteration, change, addition or repair, whether a major or small repair, in the leased premises and under any circumstances, it shall become the property of the lessor from the date of building, and the lessee shall not claim for any expenses or damages from the lessor.

         1.4.4 The lessee shall maintain the leased premises in proper conditions and clean at all times. If the leased premises become dirty, unbecoming or deteriorated, the lessee shall arrange for cleaning or repair at the lessee's own expenses.

         1.4.5 The lessee shall arrange to have fire extinguishers, as endorsed by the lessor, in the leased premises at the lessee's own expenses.

         1.4.6 The lessee shall comply, and ensure that the lessee's attendants or persons whom the lessee has appointed or assigned or hired or ordered to perform the work of the lessee, shall comply with the lessor's existing instructions, regulations and directives, and those to be issued in the future, and be cautious not allowing any persons to take illegal action in the leased premises, or use it as a storage of hiding place for any illegal items. In such a case, if any damage occurs, the lessee shall be liable to the lessor for the consequences due to the action of the said persons as if the lessee did it himself.

         1.4.7 Throughout the lease period, the lessee shall facilitate and permit the lessor or his staff to inspect the leased premises from time to time during proper hours.

1.5 Rights on adjustment of rents and other charges During the lease period, the lessor reserves the right to adjust the rents and charges related to the lease as deemed appropriate. Whereby, the lessee shall be notified in advance, and the lessee consents to pay the new rate of rents and charges related to the lease to the lessor accordingly.

1.6      Termination of the Agreement

         1.6.1 During the period of this Agreement, if the lessor or lessee wishes to terminate this Agreement prior to the expiry date prescribed in Appendix A, he can do so, provided that a written notice must be given to the other party at least 180 days in advance. Both parties agree not file a lawsuit or demand compensation for damage from the other party.

                  In case the lessee terminates the Agreement, the lessee must be free from any debts to the lessor.

         1.6.2 Each and every clause of this Agreement is deemed essential. If it appears that the lessee acts or omits to act in violation of or non-compliance with any clauses herein, or becomes bankrupt, the lessor is entitled to immediately terminate the Agreement, claim for damage and forfeit the performance guarantee.

1.7      Return of the leased premises

         1.7.1 Upon expiry of the lease or the lessor or lessee terminates the Agreement stated in Clause 1.6, whichever the case may be, this Agreement shall end immediately. The lessee shall arrange for demolition or removal of the lessee's property from the leased premises and return the same to the lessor within seven
                  (7) days from the expiration date or termination of the Agreement, whichever the case may be.

         1.7.2 Failing to comply with Clause 1.7.1, the lessee agrees that the lessor may immediately repossess the leased premises and remove the lessee's property therefrom. Furthermore, the lessee agrees to reimburse the expenses the lessor has to pay in doing do, and should any damage occur the lessee shall not claim for any compensation.

         1.7.3 Besides letting the lessor repossess the leased premises according to Clause 1.7.2, the lessee also agrees to pay for a daily fine to the lessor at the rate prescribed in Appendix A, from the scheduled date of return of the leased premises to the date on which the lessee and his attendants vacate the leased premises and return the same or the lessor has performed according to Clause 1.7.2, whichever the case may be.

1.8      Performance guarantee
         In entering into this Agreement, the lessee shall deposit cash or submit a Letter of Guarantee issued by a local bank for an amount equivalent to three (3) times of the monthly rent plus airport service fees and monthly building and land taxes as well as value-added taxes to the lessor as performance guarantee. The lessee shall submit the performance guarantee to the lessor at least 30 days before the Lease Agreement goes into effect.

         The performance guarantee stated in the first paragraph shall be returned after the lessee has been relieved from all obligations under this Agreement.

         In case of an amendment to this Agreement, resulting in an increase of the rent, the lessee shall submit a performance guarantee to cover the increased amount accordingly.

1.9      Notice
         All notices under this Agreement shall be made in writing and deemed legitimately forwarded if a notice is sent by one of the following means:

         -        hand delivery to the person concerned of either party; or
         - registered mail to the address indicated by either party to this Agreement in Chapter 2.




                                                                      Appendix A
                Details of Leased Premises, Lease Period, Rents,
                    other Fees and Layout of Leased Premises
            Attached to Agreement No. 4/2545, dated February 12, 2001

                                                                      Sheet No.1
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- --------------------------
      Leased            Area in   Rent Rate   Total Rents   Service Fees   Building/Land Tax   Indemnity         Lease Period
     Premises            Sq. M.   Bt/Sq.m/M     Bt/Month      Bt/Month        (Bt/Month)        Bt/Day
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- --------------------------
                                                                                                              From            To
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- ------------- ------------
Building space in Bangkok International Airport
===============================================----------- -------------- ------------------- ----------- ------------- ------------
- No. 1324 and 1324 A     60.00      750.00     45,000.00       6,750.00            5,625.00    3,825.00
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 1786               106.50      750.00     79,875.00      11,981.25            9,984.38    6,789.38
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 2202 G              90.00      750.00     67,500.00      10,125.00            8,437.50    5,737.50
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3265 U             241.00      750.00    180,750.00      27,112.50           22,593.75   15,363.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3342 C             824.00      750.00    618,000.00      92,700.00           77,250.00   52,530.00
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3735 A/2            60.00      750.00     45,000.00       6,750.00            5,625.00    3,825.00
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- In line with the terms and
- No. 3753 A              34.00      750.00     25,500.00       3,825.00            3,187.50    2,167.50  conditions, Clause 1.2 in
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- the Agreement
- No. 1208 B               5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 1900                 5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3266 R               5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3267 A               5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3266 S               5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3780                 5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 3780 A               5.00      750.00      3,750.00         562.50              468.75      318.75
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
Building space in Chiang Mai Airport
====================================---------------------- -------------- ------------------- -----------
- No. 1 B 118             21.00      450.00      9,450.00       1,417.50            1,181.25      803.25
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 1 B 203             42.00      450.00     18,900.00       2,835.00            2,362.50    1,606.50
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 1 A 233              9.50      450.00      4,275.00         641.25              534.38      363.38
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 1 A 123              8.00      450.00      3,600.00         540.00              450.00      306.00
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
Building space in Hat Yai Airport
=================================------------------------- -------------- ------------------- -----------
- No. 1314                34.50      450.00     15,525.00       2,328.75            1,940.63    1,319.63
---------------------- --------- ----------- ------------- -------------- ------------------- -----------
- No. 2310                24.00      450.00     10,800.00       1,620.00            1,350.00      918.00
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- --------------------------





---------------------- --------- ----------- ------------- -------------- ------------------- ----------- --------------------------
  Leased                Area in   Rent Rate   Total Rents   Service Fees   Building/Land Tax   Indemnity         Lease Period
 Premises                Sq. M.   Bt/Sq.m/M     Bt/Month      Bt/Month        (Bt/Month)        Bt/Day
---------------------- --------- ----------- ------------- -------------- ------------------- -----------

---------------------- --------- ----------- ------------- -------------- ------------------- -----------
Building space in Phuket Airport
================================ ----------- ------------- -------------- ------------------- ----------- In line with the terms and
- No. AI 103              85.00      450.00     38,250.00       5,737.50            4,781.25    3,251.25  conditions, Clause 1.2 in
---------------------- --------- ----------- ------------- -------------- ------------------- ----------- the Agreement
- No. DI 201             106.32      450.00     47,844.00       7,176.60            5,980.50    4,066.74
---------------------- --------- ----------- ------------- -------------- ------------------- -----------

---------------------- --------- ----------- ------------- -------------- ------------------- ----------- --------------------------



The Lessor                             The Lessee
----------                             ----------

F. Lt. .... Signed ....                .... Signed ....
(Usar Borisuth)                        (Mr. Viratana Suntaranond)
                                       (Seal of  King Power Duty Free Co., Ltd.)

Witness                                Witness
-------                                -------

..... Signed ....                       .... Signed ....
(Mr. Sukhawat Chayakorn)               (Mr. Sombat Dechapanichkul)